CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Revenue
Metal sales	$ 5,148.8	$ 4,239.7
Cost of sales
Production cost of sales	2,197.1	2,054.4
Depreciation, depletion and amortization	1,147.5	986.8
Impairment (reversal) charge	(74.1)	38.9
Total cost of sales	3,270.5	3,080.1
Gross profit	1,878.3	1,159.6
Other operating expense	14.0	64.5
Exploration and business development	197.8	185.0
General and administrative	126.2	108.7
Operating earnings	1,540.3	801.4
Other income (expense) - net	14.3	(27.3)
Finance income	18.2	40.5
Finance expense	(91.4)	(106.0)
Earnings before tax	1,481.4	708.6
Income tax expense - net	(487.4)	(293.2)
Net earnings	994.0	415.4
Net earnings (loss) attributable to:
Non-controlling interests	45.2	(0.9)
Common shareholders	$ 948.8	$ 416.3
Earnings per share attributable to common shareholders
Basic	$ 0.77	$ 0.34
Diluted	$ 0.77	$ 0.34